Exhibit 99.1

Hycroft Announces Start of 2024 Drill Program Targeting High-Grade Silver Discoveries

WINNEMUCCA, NV, February 13, 2024 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) announces the start of the 2024 exploration drill program (the “2024 Drill Program”) at the Hycroft Mine, located in Nevada, USA, a Tier-1 mining jurisdiction. The 2024 Drill Program encompasses approximately 4,500 meters of core drilling in a combination of step out and infill drilling with the objective of further defining the two new high-grade silver trends, Vortex-Brimstone and Vortex-Camel, discovered in late 2023. Crews are onsite, and drilling has begun.

Drill Program Details

●	Recent drilling and analysis showed significant high-grade silver mineralization (>137 g/t Ag) that has continuity with historical drilling, along trends not previously identified. The purpose of the 2024 Drill Program is to define the structural framework of the new trends and target areas that have not been drilled to establish continuity of the high-grade silver trends.
●	Vortex-Brimstone Trend: The 2023 assay results from the northeast Vortex-Brimstone trend returned values of several hundred grams/tonne silver including intervals in the several thousand grams/tonne silver (>11,000 g/t Ag). The drilling in Brimstone is targeting the structural complexity within the high-grade silver zone, which remains open along strike.
●	Vortex-Camel Trend: The northwest Vortex-Camel trend is similarly high-grade in silver. Drilling along this zone will focus on developing the structural controls of this trend, which is open along strike and in elevation.

Alex Davidson, Vice President, Exploration, stated: “The 2024 Drill Program is very exciting as it will put the pieces together in understanding the structural framework around these two previously unrecognized trends as well as expand the significantly mineralized trends. We are now able to integrate the historical geophysical and drilling data with the tremendous results from the 2023 drill program to focus this year’s drilling on the new Hycroft story.”

Diane Garrett, President and CEO, added: “Our first-principles approach at Hycroft has led us to understand the controls driving the Hycroft system in a new way, resulting in the spectacular results we saw in 2023. We looked at the deposit not only in terms of the gold but also with a focus on the occurrence of silver, an aspect we believe was overlooked previously. Now, in 2024, we will continue to build on those findings to fully understand the two new silver trends – Vortex-Brimstone and Vortex-Camel, expand those trends along strike, and determine if the two intersect or stand as their own trends. All of this work is driving value for shareholders by uncovering the true potential of this world-class deposit.”

Ms. Garrett continued: “I also want to recognize our team for their incredible commitment to ensuring the health and safety of our employees and anyone who comes to the mine site. In addition to our exploration and development activities, we maintain a full mine site with heavy machinery, numerous on-site contractors as well as daily monitoring and maintenance activities. Safety is the number one priority for any mining project, no matter what phase the project is in, and I commend the team for always leading with this priority. At the end of 2023, I am proud to announce that we concluded two consecutive years with a Total Reportable Injury Frequency Rate of 0.00. As we continue to advance drilling on these high-grade silver discoveries as well as the engineering studies, which are ongoing and require extensive work and activity at the mine site, safety remains front and center for all of us at Hycroft. This strict adherence to safety discipline and culture within Hycroft will serve us well as we transition to the next phase of operations.”

Drilling is being conducted by Timberline Drilling Incorporated of Elko, NV. Assays are being completed by Paragon Geochemical of Reno, NV. The Company’s Qualified Person is Alex Davidson, Vice President, Exploration.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, one of the world’s largest precious metals deposits located in northern Nevada, a Tier-1 mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into a large-scale milling operation for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to unlock the full potential of our expansive +64,000-acre land package, of which less than 10% has been explored.

For further information, please contact:

Fiona Grant Leydier

Vice President, Investor Relations

E: info@hycroftmining.com

T: +1 (775) 437-5912 x 101

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the period ended September 30, 2023, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.